File No. 333-76344
811-10621

Securities and Exchange Commission
Washington, D.C. 20549
Form N-6

☑	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number ____

☑	Post Effective Amendment Number 9

And/or
☑	Registration Statement Under the Investment Company Act of 1940

☑	Amendment No. 9
National Security Variable Account L
(Exact Name of Registrant)
National Security Life and Annuity Company
(Name of Depositor)
P.O. Box 1625
Binghamton, NY 13902
(Address of Depositor’s Principal Executive Offices)
1-877-446-6060
(Depositor’s Telephone Number, including Area Code)
Kimberly A. Plante, Esq.
National Security Life and
Annuity Company
P.O. Box 5363
Cincinnati, Ohio 45201-5363
Copy to:
John Blouch, Esq.
Dykema Gossett PLLC
1300 I Street, N.W.
Suite 300 West
Washington, D.C. 20005
Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.
This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.
It is proposed that this filing will become effective (check appropriate space):

☑	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Home Offices:	Administrative Offices:
P.O. Box 1625	P.O. Box 5363
100 Court Street	One Financial Way
Binghamton, NY 13901	Cincinnati, OH 45201

Prospectus
Security Advantage VUL
Individual, Flexible Premium Variable Life Insurance Policy
Issued by
National Security Life and Annuity Company
National Security Variable Account L

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through National Security Variable Account L (“VAL”), a separate account of ours. We are National Security Life and Annuity Company (“National Security”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAL is the registered shareholder of the Funds’ shares. VAL purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts (“subaccounts”) of VAL. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about this policy and National Security, you can obtain a copy of the Statement of Additional Information (“SAI”) dated April 30, 2008. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current Fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the Fund prospectuses or the statements of additional information of the Funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAL is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAL, we have established subaccounts that invest in the shares of the portfolios based on policyholders’ premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy’s accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.

Form 6721-NSLAC                                       April 30, 2008

Form 6721-NSLAC	2

Summary of Benefits and Risks

This summary describes the policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two death benefit plans — the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee — The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium for each month that the death benefit guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans — After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.00%. This amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy’s death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy’s current value, depending on your state’s laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate net premiums to up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance

Form 6721-NSLAC	3

company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your net premiums among up to 18 investment options, including the variable subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers — We allow transfers of accumulation values among the subaccounts of VAL and to the General Account at any time. Transfers from the General Account to the subaccounts of VAL are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All death benefits paid under the policy will generally be excludable from the beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the death benefit guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest

Form 6721-NSLAC	4

rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the death benefit guarantee to lapse.

We reduce the amount we pay to the beneficiary upon the insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee — Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting National Security at 1-877-446-6060 or by writing to National Security at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

Form 6721-NSLAC	5

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

Transaction Fees

When Charge
Charge	is Deducted	Amount Deducted

Distribution Charge	Deducted from Premiums upon receipt.	4.9% of premiums for the first 10 policy years. In policy years 11 and later, this charge is reduced to 3.9%.

State Premium Taxes	Deducted from Premiums upon receipt.	2% of premiums.

Surrender Charge	Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse and decreases in stated amount.	Maximum Surrender Charge $132.66 per $1000 of stated amount(1) Minimum Surrender Charge $12.29 per $1000 of stated amount(2)
Surrender Charge for a representative insured 45 year old male, non-tobacco user, in the standard risk class, with death benefit option A and $100,000 stated amount.(3)	Upon surrender of the policy after the first policy year.	$2,197.00

Transfer Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon the transfer of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio.	Maximum charge per transfer is $15.00.(4)

Illustration Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your request for a policy illustration after issue.	Maximum charge is $100.00.(5)

Annual report of policyholder’s account	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your special request for an annual report of your account.	Maximum charge is $100.

Form 6721-NSLAC	6

When Charge
Charge	is Deducted	Amount Deducted

Reinstatement Fee	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon reinstatement within 5 years.	Monthly cost of insurance from the grace period, plus 2 months policy charges.

Administrative Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.

Loan Interest	Charged annually on any amounts allocated to the loan collateral account. Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Annual rate of 5.00% of loan account balance for regular loans and annual rate of 3.846% of loan account balance for preferred loans.

OPTIONAL RIDERS:

Lifetime Advantage Rider — Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness.	Upon submission of a claim.(6) Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Reduction of remaining death benefit by up to 10% of the amount taken under the rider.

Exchange of Life Insured — Allows the insured life to be changed.	Charges at the time of the exchange.(6)	Charge is $75.00 per exchange.

(1)	Maximum surrender charge is for a male, age 80 smoker, surrendering in the first policy year.

(2)	Minimum surrender charge is for a female, age 0, standard class, surrendering in the first policy year.

(3)	These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your policy can be obtained by calling National Security at 1-877-446-6060.

(4)	Currently $3.00 per transfer, with the first 12 transfers during any given policy year free.

(5)	Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.

(6)	Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

Form 6721-NSLAC	7

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

When Charge
Charge	is Deducted	Amount Deducted

Cost of Insurance(1)	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.
Minimum and Maximum(2)		Minimum $.045 per $1000 of stated amount. Maximum $83.33 per $1000 of stated amount.

Charge for a 45 year old male, non-tobacco user, in the standard risk class with death benefit option A and a $100,000 stated amount.		$.25 per $1,000 of stated amount.

Maintenance Fee	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	$7.00 per month.

Mortality and Expense Risk Fees	Deducted daily from the assets in the portfolios in proportion to allocations to the portfolios.	A charge equal to an annual rate of 0.75% of the assets in the subaccount, but not in the General Account.(3)

OPTIONAL RIDERS:

Continuation of Coverage Rider — Provides for payment of full death benefit past maturity date.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum charge is $0.17 per $1,000 of stated amount.(4) Minimum charge is $0.00 per $1,000 of stated amount.(5)

Representative purchaser is a male, age 45, non-smoker.		Charge for a Representative purchaser is $.0003 per $1,000 of stated amount.

Accidental Death Benefit — Provides additional death benefit if insured’s sole cause of death is accident.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum charge is $0.29 per $1,000 of stated amount.(6) Minimum charge is $0.05 per $1,000 of stated amount.(7)

Representative purchaser is a male, age 45, non-smoker class.		Charge for a Representative purchaser is $.077 per $1,000 of stated amount.

Form 6721-NSLAC	8

When Charge
Charge	is Deducted	Amount Deducted

Guaranteed Purchase Option — Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum Charge is $0.19 per $1,000 of stated amount.(8) Minimum charge is $0.00 per $1,000 of stated amount.(9)

The representative purchaser is a 25 year old.		Charge for a Representative purchaser is $0.10 per $1,000 of stated amount.

Waiver of Stipulated Premium for Total Disability — Credits a stipulated premium to the policy if insured is totally disabled.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum Charge is $0.18 per $1.00 of stipulated premium.(10) Minimum charge is $0.01 per $1.00 of stipulated premium.(11)

Representative purchaser is a male, age 45, non-smoker.		Charge for a Representative purchaser is $0.03 per $1.00 of stipulated premium.

*	Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

(1)	The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular policyholder will pay. Please contact your representative for a quote of what your charge would be. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality table.

(2)	The minimum cost of insurance charge is for a female, age 0. The maximum cost of insurance charge is for a male, smoker, age 99.

(3)	This amount is reduced to approximately 0.20% in policy years 11 and later.

(4)	Maximum charge is for a female, age 80, preferred non-smoker.

(5)	Minimum charge is for a male, age 18, smoker class.

(6)	Maximum charge is for a male, age 69, Table D rated class.

(7)	Minimum charge is for a female, age 0.

(8)	Maximum charge is for a 39 year old insured.

(9)	Minimum charge is for a 0 year old insured.

(10)	Maximum charge is for a male, age 59, smoker, Table D rated.

(11)	Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by any of the portfolio companies that you may pay periodically during the time that you own the contract. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

	Minimum	Maximum

(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.32%	1.57%

Form 6721-NSLAC	9

General Description of National Security

National Security Life and Annuity Company

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. SMON Holdings, Inc. was owned by The Ohio National Life Insurance Company (“Ohio National Life”), One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York (“Security Mutual”), 100 Court Street, Binghampton, New York. In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. We are licensed to sell insurance in 18 states and the District of Columbia. We are obligated to pay amounts promised to our policyholders of our policies. Amounts in the separate account, however, are subject to market risk.

National Security and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time National Security has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, National Security and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

The Ohio National Life Insurance Company

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $18.7 billion and equity in excess of $1.4 billion.

National Security Variable Account L (VAL)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAL’s assets are not chargeable with liabilities arising out of our other business.

We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.

Form 6721-NSLAC	10

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.
The Portfolios

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAL which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the Fund prospectuses. Copies of the Fund prospectuses can be obtained from your agent or representative or by contacting us at 1-877-446-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Ohio National Fund
Equity Portfolio	(Legg Mason Capital Management, Inc.)(1)	Long-Term Growth Of Capital
Money Market Portfolio	Ohio National Investments, Inc.	Maximum Current Income Consistent with Preservation of Principal and Liquidity
Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent With Preservation Of Capital
Omni Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Total Return Consistent With Preservation Of Capital
International Portfolio	(Federated Global Investment Management Corp.)(1)	Total Return
International Small Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
Capital Appreciation Portfolio	(Jennison Associates, LLC)(1)	Long-Term Growth Of Capital
Millennium Portfolio	(Neuberger Berman Management Inc.)(1)	Capital Growth
Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(RS Investment Management, Co LLC)(1)	Long-Term Total Return
Capital Growth Portfolio	(Eagle Asset Management, Inc.)(1)	Long-Term Capital Appreciation

Form 6721-NSLAC	11

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

S&P 500® Index Portfolio	Ohio National Investments, Inc.	Total Return Approximating The Standard & Poor’s® 500 Index
High Income Bond Portfolio	(Federated Investment Management, Company)(1)	High Current Income
Strategic Value (formerly Blue Chip) Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital And Income
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.	Long-Term Growth Of Capital
Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Growth Of Capital Consistent With Capital Preservation
Fidelity® Variable Insurance Products Fund/Service Class 2
VIP Contrafund® Portfolio	(FMR Co., Inc.)(3)	Long-Term Capital Appreciation
VIP Mid Cap Portfolio	(FMR Co., Inc.)(3)	Long-Term Growth Of Capital
VIP Growth Portfolio	(FMR Co., Inc.)(3)	Capital Appreciation
VIP Equity-Income Portfolio	(FMR Co., Inc.)(3)	Reasonable Income
Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Growth and Income Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Growth Of Income
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Capital Growth Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.	Growth From Capital Appreciation
JPMorgan Small Company Portfolio	J.P. Morgan Investment Management, Inc.	High Total Return
Janus Aspen Series (Service Shares)
International Growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Large Cap Growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With Preservation Of Capital
Worldwide Growth Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital
Balanced Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital And Balanced By Current Income
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation

Form 6721-NSLAC	12

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
MFS® Variable Insurance TrustSM (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return
PIMCO Variable Insurance Trust (Administrative Shares)
Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Real Capital and Prudent Investment Management
Global Bond Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
The Prudential Series Fund, Inc.
Jennison Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital

Royce Capital Fund
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
(Van Kampen) The Universal Institutional Funds, Inc. (Class II)
U.S. Real Estate Portfolio	Van Kampen(4)	Current Income And Long-Term Capital Preservation
Core Plus Fixed Income Portfolio	Van Kampen(4)	Current Income And Preservation Of Capital

(1)	Subadviser to Ohio National Investments, Inc.

(2)	Subadviser to The Dreyfus Corporation.

(3)	Subadviser to Fidelity Management & Research Company

(4)	Morgan Stanley Investment Management, Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.

Form 6721-NSLAC	13

The General Account

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAL are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Accumulation Value

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAL or the loan collateral account.

We guarantee that interest credited to your accumulation value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

Voting Rights

We will vote the Fund shares held in the various subaccounts of VAL at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAL which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAL. As a result, a small number of policyholders may determine the outcome of a vote submitted

Form 6721-NSLAC	14

to the Fund by VAL. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAL or would result in the purchase of securities for VAL which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Charges

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

Premium Expense Charge

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge.  The policy is subject to a charge of 4.9% of premiums paid in the first 10 years reducing to 3.9% in years 11 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax.  Your premium payments will be subject to a 2% deduction for state premium tax and any other state or local taxes applicable to your policy. Although the premium tax imposed on us varies from state to state, the premium tax deduction will not vary. In the event National Security is assessed state and local taxes in addition to premium taxes, we reserve the right to also charge you for those taxes. At present, these taxes are not significant.

Monthly Deduction

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

•	the cost of insurance,

•	a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

•	a mortality and expense risk fee for the risk associated with the death benefit guarantee, and

•	the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i)	is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner’s Standard

Form 6721-NSLAC	15

Ordinary, Male or Female, Smoker or Nonsmoker, age nearest birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured’s risk class;

(ii)	is the death benefit at the beginning of the policy month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii)	is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your policy.

Risk Charge

Your accumulation value in VAL, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

This amount effectively decreases to an approximate annual rate of 0.20% starting in the 11th policy year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

Surrender Charge

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker

0-20	$15.90	$16.73	$14.29	$15.24
21-30	16.98	19.67	15.29	16.78
31-40	19.37	24.96	17.48	20.07
41-50	24.76	34.23	20.87	24.86
51-60	32.84	47.49	25.36	30.84
61-70	67.84	81.30	48.39	57.27
71-80	117.90	132.66	100.55	106.53

To these maximum amounts, there is an additional $200 per policy charge and a $0.04 charge per $1,000 of stated amount for policies with a stated amount equal to or over $500,000.

Form 6721-NSLAC	16

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 × $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the company is not assessing this charge on the first 12 transfers made in any policy year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Fee and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the issue date or for special requests for an annual report of your account status. Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase or decrease in death benefits, addition of new riders, cases in lapse pending, cancellations and death benefit type changes.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.0% of loan account balance for regular loans and 3.846% of loan account balance for preferred loans.

Reinstatement Fee

A reinstatement fee, as described in the “Transaction Fees” table, will be imposed if you request reinstatement of your policy within five years of lapse.

Other Charges

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

General Description of the Policy

Ownership Rights

The policy belongs to the person named in the application, unless later changed. The policyholder is the insured unless the application specifies a different person as the insured or the policyholder is changed thereafter. While the

Form 6721-NSLAC	17

insured is living, the policyholder may exercise all of the rights and options granted in the policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the policy. Your principal rights as policyholder are as follows:

•	to appoint or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the policy (if you assign the policy, your rights and the rights of anyone who is to receive payment under the policy are subject to the terms of that assignment);

•	to change the policyholder of the policy; and

•	to change the face amount of the policy.

No appointment or change in appointment of a policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Allocation of Premiums

In the policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the subaccounts of VAL and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the money market subaccount. If you fail to indicate an allocation in your policy application, we will leave your net premiums in the money market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the accumulation value of your policy among the subaccounts of VAL and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a policy year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous policy year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any policy year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those

Form 6721-NSLAC	18

requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the valuation period on which we receive your request in good order. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of accumulation value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your accumulation value.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the policyholder is determined to have traded excessively, we will notify the policyholder in writing that his or her policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, transfers of policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The policyholder will be informed in writing of the denial of future transfer privileges. If a policyholder decides to surrender the policy following suspension of transfer privileges, the policyholder will incur the resulting surrender charge.

We may, in our sole discretion, take any policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a policy on the list of monitored policies despite the fact the policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your policy.

Some of the factors we may consider when determining whether or not to place a policy on the list of monitored policies may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

Form 6721-NSLAC	19

•	The investment objectives of the particular portfolios involved in your transfers; and/or

•	Whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring policy values if we, or the portfolios, believe that an intermediary associated with the policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other policyholders. Likewise, policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a policyholder upon instruction from the Funds.

Conversion

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Administrative Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the policy.

Upon notice to you, we may modify the policy:

•	to make the policy or the VAL comply with any law or regulation issued by a governmental agency to which we are subject;

•	to assure continued qualification of the policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

Form 6721-NSLAC	20

•	to reflect a change in the operation of the VAL; or

•	to provide additional subaccount and/or Guaranteed Account options.

If we modify the policy, we will make appropriate endorsements to the policy. If any provision of the policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your policy by returning the policy to us (or to the agent who sold it) on or before 20 days after you receive the policy. There may be longer or shorter periods in some jurisdictions. See the “Free Look” provision of your policy. If you decide to cancel the policy during the free look period, we will treat the policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned policy at our Home Office. Because initial premium amounts are held in the money market portfolio, there is generally no market fluctuation in the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

•	your entire payment; or

•	the accumulation value plus deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return accumulation value, we will refund:

•	your accumulation value as of the date we receive the returned policy, plus

•	any deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your accumulation value of the charges deducted for the increase.

State Variations

Any state variations in the policy are described in a special policy form for use in that state. This prospectus provides a general description of the policy. Your actual policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your policy and any of its endorsements and riders, contact our Administrative Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated companies, The Ohio National Life Insurance Company and Security Mutual Life Insurance Company of New York. For more information about these policies or contracts, please contact us or your agent.

Form 6721-NSLAC	21

Premiums

To purchase a policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”).

The minimum initial amount of insurance coverage (or face amount) is $100,000. The policy will generally not be issued to anyone over the age of 80.

An initial premium is required to purchase a policy. The initial premium is allocated to the money market portfolio where it will remain for one month following the issue date of the policy. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increases in stated amount. You choose this period from among the available periods. Currently there are three different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

Purchasing a Policy

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the policy, while leaving sufficient Cash Surrender Value in the policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the policy from lapsing. Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the policy about the tax risks inherent in such a strategy.

Lapse

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. The grace period begins on the process day

Form 6721-NSLAC	22

upon which the policy goes into lapse pending status. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

Reinstatement

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should replace your existing insurance only if you determine that this policy is better for you. You may have to pay a surrender charge on your existing insurance, and this policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

Applying for a Policy

After receiving a completed application from a prospective policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may require medical examinations and other information before deciding insurability. We will issue a policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the policy, but no temporary insurance is in effect, because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date, and except for cash on delivery policies, for which the policy date will be after the issue date. (At your request, we will backdate a policy as much as six months.) The policy date is the date we use to measure monthly processing dates, policy years and policy anniversaries. We begin to deduct monthly charges from your Accumulation Value on the policy date. Full insurance coverage under the policy will take effect when the policy has been issued, the minimum initial premium has been paid and the policyholder has executed a delivery receipt.

Form 6721-NSLAC	23

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount’s unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

Determination of Variable Accumulation Values

Your accumulation value in VAL may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAL.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

(1)	is the sum of each subaccount’s accumulation value as of the previous valuation date multiplied by each subaccount’s net investment factor for the current valuation period;

(2)	is net premiums allocated to VAL;

(3)	is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

(4)	is interest on policy indebtedness credited to the variable subaccounts;

(5)	is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

(6)	is any partial surrender made (and any surrender charge imposed); and

(7)	is the monthly deduction.

Net Investment Factor

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a÷b)–c where:

(a)	is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

Form 6721-NSLAC	24

(b)	is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c)	is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced in policy years 11 and later. The resulting charge may vary slightly but will be an annualized rate of approximately 0.20%.

Death Benefits and Policy Values

As long as the policy remains in force we will, upon receipt of due proof of the insured’s death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary’s selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Administrative Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured’s death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans:  a level plan (“Plan A”) and a variable plan (“Plan B”). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

Plan A — Level Benefit

The death benefit is the greater of:

•	the policy’s stated amount on the date of death, or

•	the death benefit determined by the corridor percentage test.

Form 6721-NSLAC	25

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

Attained	Corridor	Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Plan A.  Assume that the insured’s attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy’s $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

Plan B — Variable Benefit

The death benefit is equal to the greater of:

•	the stated amount plus the accumulation value on the date of death, or

•	the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B.  Again assume that the insured’s attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 + $60,000.00). The death benefit under this illustration, however, must be at least

Form 6721-NSLAC	26

equal to the accumulation value plus 150% of the policy’s accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% × $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

Change in Death Benefit Plan

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. We may, in our discretion, refuse to accept a change in death benefit plan that will disqualify the policy as a life insurance contract under the Code. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. (See “Premiums.”) As long as the death benefit guarantee is in effect, the

Form 6721-NSLAC	27

policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first policy year increase your policy’s stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.

Increases.  An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The minimum premium required to maintain the death benefit guarantee will be increased upon an increase in stated amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases.  You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

•	The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

•	We will not permit a decrease in stated amount if the policy’s cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

•	We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

•	the stated amount provided by your most recent increase,

•	your next most recent increases successively, and

•	your initial stated amount.

The minimum premium required to maintain the death benefit guarantee will be reduced upon a decrease in stated amount.

Form 6721-NSLAC	28

Surrenders and Partial Surrenders

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request on a form acceptable to us together with the policy to our Administrative Office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

•	any outstanding policy indebtedness,

•	an amount sufficient to cover the next two monthly deductions, and

•	the administrative fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the administrative fee plus any applicable surrender charge. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the death benefit guarantee to lapse.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance.

During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

Form 6721-NSLAC	29

Loans

After the first policy year, you may borrow up to the loan value of your policy by sending a written request on a form acceptable to us to our Administrative Office. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See “Surrenders and Partial Surrenders — Postponement of Payments”.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will may be applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured’s death and from cash surrender value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to any loan, which could cause the death benefit guarantee to lapse.

A loan, whether or not repaid, will have a permanent effect on a policy’s cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the cash surrender value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at

Form 6721-NSLAC	30

the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

Postponement of Payments

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

•	the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

•	the Commission by order permits postponement for the protection of policyholders; or

•	an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAL’s net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Lapse and Reinstatement

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The 61-day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received in our Administrative Office by 4:00 p.m. Eastern Time on the last day of the grace period, the policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Administrative Office by 4:00 p.m. Eastern Time the prior business day. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

Reinstatement

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement fee. The reinstatement fee, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

Taxes

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more

Form 6721-NSLAC	31

complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary’s income for purposes of federal income tax. As long as the policy remains in effect, any increases in the value of the policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “modified endowment contract” in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured’s lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder’s gross income to the extent that the policy’s cash surrender value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

•	after the taxpayer’s attaining age 59 1/2,

•	as a result of his or her disability, or

•	in one of several prescribed forms of annuity payments.

Loans received under the policy (unless the policy is a modified endowment contract) will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy’s accumulation value (including the loan amount) then exceeds your “basis” in the policy. (Your “basis” equals the total amount of premiums that were paid into the policy less any withdrawals from the policy plus any amounts reported to you as taxable income due to loans secured by the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to the payor of the premium payment within five business days of confirming your intentions. After we return the premium payment to the payor, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions

Form 6721-NSLAC	32

within two business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAL for our federal taxes, or provision made for such taxes, that may be attributable to VAL. However, we may in the future charge each subaccount of VAL for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAL. Any such charges against VAL or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

Legal Proceedings

There are no legal proceedings to which VAL is a party or to which the assets of any of the subaccounts of VAL are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAL.

Financial Statements

The financial statements of the Registrant, National Security Variable Account L, and the financial statements and schedules of the Depositor, National Security Life and Annuity Company, are included in the SAI. A copy of the SAI may be obtained by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

Form 6721-NSLAC	33

Glossary

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the subaccounts, the General Account and the loan collateral account.

Administrative Office — our Administrative Office is located at One Financial Way, Cincinnati, Ohio 45242. The mailing address is P.O. Box 5363, Cincinnati, OH 45201.

Age — the insured’s age at his or her nearest birthday.

Attained Age — the insured’s age at the end of the most recent policy year.

Beneficiary — the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured’s estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder’s estate will be the beneficiary.

Cash Surrender Value — the accumulation value minus any applicable surrender charges. The cash surrender value is subject to policy indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum death benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum death benefit equals the accumulation value plus the accumulation value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit — the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

Fund(s) — one or more registered investment companies which have portfolios among which you may allocate your net premium payments.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium — the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the guideline annual premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive office is located at 100 Court Street, Binghamton, New York 13901. The mailing address is P.O. Box 1625, Binghamton, NY 13902.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured — the person upon whose life the policy is issued.

Form 6721-NSLAC	34

Issue Date — the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date, and except for cash on delivery policies, for which the policy date will be after the issue date.

Loan Collateral Account — an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAL and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured’s 100th birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required for each month that the death benefit guarantee remains active. The cumulative minimum premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

National Security — National Security Life and Annuity Company.

Net Investment Factor — the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums — the premiums you pay less the premium expense charge.

Planned Premium — a schedule indicating the policyholder’s planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — the Security Advantage VUL flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The policy date is used to determine policy months and years.

Policy Month — each policy month starts on the same date in each calendar month as the policy date.

Policy Year — each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Portfolio(s) — portfolios of a Fund that use different investment strategies or invest in different securities. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each policy month.  We deduct monthly deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Form 6721-NSLAC	35

Pronouns — “our”, “us” or “we” means National Security Life and Annuity Company. “You”, “your” or “yours” means the insured. If the insured is not the policyholder, “you”, “your” or “yours” means the policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

SAI — the Statement of Additional Information.

Settlement Options — methods of paying the proceeds other than in a lump sum.

Stated Amount — the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount — a subdivision of VAL which invests exclusively in the shares of a corresponding portfolio of one of the Funds. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” below for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAL — National Security Variable Account L.

Form 6721-NSLAC	36

To learn more about National Security and this policy, you should read the SAI dated April 30, 2008. You can request a free copy of the SAI, request other information about this policy or make inquiries about your policy by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-10621

Form 6721-NSLAC

Statement of Additional Information
National Security Life and Annuity Company
One Financial Way
Cincinnati, Ohio 45242
Telephone (800) 366-6654
National Security Variable Account L
Security Advantage
Individual, Flexible Premium Variable Life Insurance Policy
This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by National Security Life and Annuity Company (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.
April 30, 2008

General Information	2
Services	3
Additional Information about Operation of Policies and Registrant	3
Additional Information about Charges	5
Performance Data	6
Indemnification	6
Principal Underwriter	7
Financial Statements
General Information
National Security Life and Annuity Company
We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. SMON Holdings, Inc. was owned by The Ohio National Life Insurance Company (“Ohio National Life”), One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York (“Security Mutual”), 100 Court Street, Binghamton, New York. In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. We are licensed to sell insurance in 18 states and the District of Columbia.
The Ohio National Life Insurance Company
Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $18.7 billion and equity in excess of $1.4 billion.
National Security Variable Account L (VAL)
We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL’s assets are not chargeable with liabilities arising out of our other business.
We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.
VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

2

Services
Independent Registered Public Accounting Firm
The financial statements of National Security Variable Account L and the financial statements and schedules of National Security Life and Annuity Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio 43215.
Additional Information About Operation of Policies and Registrant
Additions, Deletions or Substitutions of Investments
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAL will not be changed without the approval of the New York Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.
Annual Report
Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.
We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you make special requests for an annual report of your account.

3

Limitation on Right to Contest
We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.
Misstatements
If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:
(i)	Is the accumulation value on the date of death; and

(ii)	is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.
Suicide
The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.
Beneficiaries
The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.
Assignment
The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The

4

policyholder’s rights and the rights of the beneficiary may be affected by an assignment.
Non-Participating Policy
The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.
Optional Insurance Benefits
Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. Optional riders may not be approved in all states and may be withdrawn by the Company at anytime, without prior notice. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.
Additional Information About Charges
Supplemental Benefits
There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.
Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.
Accidental Death Benefit — provides for an additional death benefit if the insured’s death result from accidental injury and occurs within 180 days from the accident.
Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.
Lifetime Advantage Rider — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this rider and it may added to the Policy at any time.
Continuation of Coverage Rider — enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.
Exchange of Life Rider — Allows the named insured to be changed.

5

Underwriting Procedures
Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.
Performance Data
We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
Average Annual Total Return Calculations
Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:
•	A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•	We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•	The ending value is divided by the initial investment.

•	The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.
Indemnification
Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by Fidelity & Deposit Company of Maryland in the aggregate amount of $25,000,000.

6

Principal Underwriter
Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis. Under a distribution and service agreement with ONEQ first executed on January 1, 2002, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAL for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAL and the amounts retained by ONEQ for each of the last three years.

	Premiums	Aggregate	Retained
Year	Received by VAL	Commissions	Commissions

2007	$14,954.00	$0.00	$0.00
2006	$18,054.00	$0.00	$0.00
2005	$18,054.00	$0.00	$0.00
The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), an affiliate of National Security, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.
In addition to this contract, ONEQ also serves as the principal underwriter of contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, and variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.
The officers and directors of ONEQ are:

David B. O’Maley	Director and Chairman
John J. Palmer	Director and President
Thomas A. Barefield	Senior Vice President
Trudy K. Backus	Director and Vice President
James I. Miller II	Director and Vice President
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer

7

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Financial Statements
December 31, 2007 and 2006
(With Report of Independent Registered Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
National Security Life and Annuity Company:
We have audited the accompanying balance sheets of National Security Life and Annuity Company (the Company) (a majority owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2007 and 2006, and the related statements of operations, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the financial statements, we have also audited financial statement schedules I, III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Security Life and Annuity Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
/s/ KPMG LLP
Columbus, Ohio
April 29, 2008

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Balance Sheets
December 31, 2007 and 2006
(Dollars in thousands, except share amounts)

	2007	2006
Assets
Investments (notes 5 and 8):
Fixed maturity available-for-sale securities, at fair value	$17,698	22,385
Fixed maturity trading securities, at fair value	4,794	5,044
Other long-term investments	44	47

Total investments	22,536	27,476

Cash	2,822	1,511
Accrued investment income	249	319
Deferred policy acquisition costs	1,680	1,077
Reinsurance recoverables (note 11)	40,711	26,516
Goodwill and intangible assets (note 12)	755	1,068
Other assets	238	122
Deferred Federal income taxes (note 7)	318	—
Assets held in separate accounts	63,059	30,491

Total assets	$132,368	88,580

Liabilities and Stockholder’s Equity

Future policy benefits and claims (note 6)	$12,224	14,905
Reinsurance payables	35,126	20,401
Amounts due to affiliates (note 13)	92	42
Deferred Federal income taxes (note 7)	—	45
Other liabilities	674	673
Liabilities related to separate accounts	63,059	30,491

Total liabilities	111,175	66,557

Contingencies (notes 10 and 11)

Stockholders’ equity (notes 3 and 9):
Class A common stock, $250 par value. Authorized 10,000 shares; issued and outstanding 10,000 shares in 2007 and 2006	2,500	2,500
Additional paid-in capital	20,845	22,231
Accumulated other comprehensive (loss) income	(200)	83
Retained deficit	(1,952)	(2,791)

Total stockholder’s equity	21,193	22,023

Total liabilities and stockholder’s equity	$132,368	88,580

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Operations
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

	2007	2006	2005
Revenues (note 11):
Traditional life and annuity insurance premiums and charges	$3,614	3,609	3,601
Reinsurance premiums ceded	(3,028)	(3,333)	(3,439)

Total premiums and charges net of reinsurance	586	276	162

Change in value of trading securities	92	(63)	204
Change in value of reinsurance derivatives (note 11)	(92)	63	(204)
Net investment income (note 5)	1,165	1,540	1,448
Net realized gains on investments (note 5)	217	105	8
Other (loss) income	(375)	(86)	52

	1,593	1,835	1,670

Benefits and expenses (note 11):
Benefits and claims	265	276	282
Increase (decrease) in policy reserves	(17)	(22)	(39)
Amortization of deferred policy acquisition costs	70	26	19
Other operating costs and expenses (note 13)	1,303	1,997	1,651

	1,621	2,277	1,913

Loss before income taxes	(28)	(442)	(243)

Income taxes (note 7):
Deferred benefit	(64)	—	—

	(64)	—	—

Net income (loss)	$36	(442)	(243)

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Changes in Stockholders’ Equity
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

			Accumulated
	Class A	Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholders’
	stock	capital	income (loss)	deficit	equity
Balance, December 31, 2004	$2,500	22,231	933	(2,106)	23,558

Comprehensive loss:
Net loss	—	—	—	(243)	(243)
Other comprehensive loss (note 4)	—	—	(628)	—	(628)

Total comprehensive loss					(871)

Balance, December 31, 2005	2,500	22,231	305	(2,349)	22,687

Comprehensive loss:
Net loss	—	—	—	(442)	(442)
Other comprehensive loss (note 4)	—	—	(222)	—	(222)

Total comprehensive loss					(664)

Balance, December 31, 2006	2,500	22,231	83	(2,791)	22,023

Adjustment related to additional purchase by majority stockholder (note 2)	—	(1,386)	—	803	(583)
Comprehensive loss:
Net income	—	—	—	36	36
Other comprehensive loss (note 4)	—	—	(283)	—	(283)

Total comprehensive loss					(247)

Balance, December 31, 2007	$2,500	20,845	(200)	(1,952)	21,193

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Cash Flows
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

	2007	2006	2005
Cash flows from operating activities:
Net income (loss)	$36	(442)	(243)
Adjustments to reconcile net loss to net cash provided by (used in) by operating activities:
Proceeds from sale of fixed maturity trading securities	124	2,118	1,179
Cost of fixed maturity trading securities acquired	—	(486)	(1,375)
Interest credited to policyholder account values	298	243	272
Universal life and investment-type product policy fees	(266)	(362)	(164)
Capitalization of deferred policy acquisition costs	(1,111)	(467)	(231)
Amortization of deferred policy acquisition costs	70	26	19
Amortization and depreciation	43	154	190
Net realized gains on investments	(217)	(105)	(8)
Change in value of trading securities	(92)	63	(204)
Deferred federal income tax benefit	(64)	—	—
Change in value of reinsurance derivative	92	(63)	204
Decrease (increase) in accrued investment income	70	141	(14)
Increase in reinsurance recoverables and other assets	(14,311)	(5,881)	(3,911)
Increase in funds withheld-modco reinsurance	14,888	5,593	4,405
(Decrease) increase in reinsurer’s funds	—	(10,002)	292
Increase in policyholder liabilities	13,990	5,219	3,225
(Decrease) increase in other liabilities	(91)	485	(345)
Increase (decrease) in amounts due to affiliates	50	(66)	(14)
(Decrease) in reinsurance payables	(163)	(26)	(12)
Other, net	190	(109)	(1)

Net cash provided by (used in) operating activities	13,536	(3,967)	3,264

Cash flows from investing activities:
Proceeds from sales and maturities of fixed maturity available-for-sale securities	4,453	6,686	1,223
Proceeds from repayment of mortgage loans on real estate	—	831	24
Cost of fixed maturity available-for-sale securities acquired	—	(2,675)	(1,878)
Change in other invested assets, net	3	(43)	(4)

Net cash provided by (used in) investing activities	4,456	4,799	(635)

Cash flows from financing activities:
Investment product account deposits	15,682	9,272	4,230
Investment product account withdrawals	(32,363)	(18,762)	(7,747)

Net cash used in financing activities	(16,681)	(9,490)	(3,517)

Net increase (decrease) in cash and cash equivalents	1,311	(8,658)	(888)
Cash and cash equivalents, beginning of year	1,511	10,169	11,057

Cash and cash equivalents, end of year	$2,822	1,511	10,169

Supplemental disclosure:
Income taxes paid	$—	—	—

Non-cash activities:
Deferred policy acquisition costs (note 2)	$(415)	—	—

See accompanying notes to financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006, and 2005
(Dollars in thousands)
(1)	Organization and Business Description

National Security Life and Annuity Company (NSLAC or the Company), formerly known as First ING Life Insurance Company of New York (First ING Life), is domiciled in New York and, as of January 4, 2002, became a subsidiary of SMON Holdings, Inc. (SMON).

On May 3, 2001, Security Life of Denver Insurance Company (the former Parent of the Company), entered into a stock purchase agreement with Security Mutual Life Insurance Company of New York (SML), Ohio National Financial Services (ONFS) and SMON to sell First ING Life to SMON. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, the Company changed its name from First ING Life Insurance Company of New York to National Security Life and Annuity Company effective January 4, 2002.

The Company, when under the control of the former Parent of the Company, assumed and retroceded traditional life insurance. This assumed and retroceded book of business is currently in runoff. After January 4, 2002, the Company markets a portfolio of variable life insurance and variable annuity products through its general agency system in the state of New York and other jurisdictions in which the Company is licensed to do business. The Company is licensed to do business in 18 states and the District of Columbia.

At November 28, 2004, SMON was jointly owned by ONFS and SML holding 51.2% and 48.8% of the outstanding shares, respectively. On November 29, 2004, ONFS contributed its entire ownership interest in SMON to The Ohio National Life Insurance Company (ONLIC), a wholly owned subsidiary of ONFS.

On February 17, 2007, the board of directors and stockholders (ONLIC and SML) of SMON authorized the dissolution of SMON and the transfer of NSLAC’s shares to the former stockholders of SMON in proportion to the stockholders interest in SMON at the time of SMON’s dissolution. Specifically, ONLIC received 5,122 shares and SML received 4,878 shares of NSLAC’s then issued and outstanding stock. On March 30, 2007, ONLIC and SML entered into a stock purchase agreement for ONLIC to purchase an additional 2,927 shares of NSLAC from SML for $6,000, thereby increasing ONLIC’s holdings in NSLAC to approximately 80.5% and decreasing SML’s holdings to approximately 19.5%.

The following is a description of the most significant risks facing life insurers:
Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories, or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements.

Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.
Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. The Company has been selling variable annuity products since 2003. As a result of these product sales, two types of concentration risk have arisen. First, the distribution of these products is highly concentrated among a few key institutional producers. The Company’s largest distributor of variable annuity products contributed approximately 22% of total variable annuity deposits in 2007 and 2006. Based on policyholder account balances, the Company’s largest distributor accounted for approximately 22% and 25% of total deferred annuity reserves as of December 31, 2007 and 2006, respectively. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.
The second concentration risk arises from the Company’s use of reinsurance. The exposure risk from the variable annuity sales is mitigated by the use of reinsurance. The Company has entered into a 50% modified coinsurance agreement with ONLIC, the parent company. The Company has also entered into a 100% coinsurance agreement with ONLIC, the parent company, on the guaranty benefit riders. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, management could be required to limit future annuity sales, seek additional capital, or both.
Equity Market Risk is the risk of loss due to declines in the equity markets that the Company participates in. The Company’s primary equity risk relates to the Company’s individual variable annuity contracts which offer guaranty benefit riders. There are four main types of benefits: guaranteed minimum death benefit (GMDB), guaranteed minimum income benefit (GMIB), guaranteed minimum account benefit (GMAB) and guaranteed minimum withdrawal benefit (GMWB). The GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount. The specified amount may be based on the premiums paid, a contract value on a specified anniversary date or premiums paid increased by an annual interest rate factor, all of which are adjusted for amounts withdrawn. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract, will increase the net amount at risk (the GMDB in excess of the contract value), which could result in additional GMDB claims. The GMIB provides a benefit if the annuitant elects to receive an annuitization benefit after a ten year window from rider issue. The Annuitization base is equal to premiums less withdrawals rolled up at 5.5% annually. The GMAB provides a benefit of return of premium (less withdrawals) at the end of ten years. The GMWB is similar to the GMAB except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of ten years. The Company refers to the total of these four classes as the G reserves.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006, and 2005
(Dollars in thousands)
As of December 31, 2007 and 2006, direct G reserves were $149 and $57, ceded G reserves were $(149) and $(28) and net G reserves were $0 and $29, respectively.
Reinsurance Risk is the risk that the Company will experience a decline in the availability of financially stable reinsurers for its ongoing business needs. The Company has entered into reinsurance contracts to cede a portion of its general account life, annuity and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts, which totaled $40,711 and $26,516 as of December 31, 2007 and 2006, respectively. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the contract holder.
(2)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).
(a)	Valuation of Investments, Related Gains and Losses, and Investment Income

Fixed maturity securities supporting the funds withheld reinsurance arrangements are classified as trading and are stated at fair value, with the unrealized gains and losses included in the accompanying statements of operations. Fixed maturity securities classified as available-for-sale are stated at fair value, with the unrealized gains and losses, net of deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholders’ equity.

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “internal pricing matrix” is most often used. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, qualified company representatives determine the fair value using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2007, 96.2% of the fair values of fixed maturity securities were obtained from independent pricing services and 3.8% from the Company’s pricing matrices.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company
Notes to Financial Statements
December 31, 2007, 2006, and 2005
(Dollars in thousands)
estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or, at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains and losses. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans on real estate are included in net investment income in the period received.

The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in realized gains and losses on investments.

Management regularly reviews its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. The process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all fixed maturity and equity securities are reviewed to determine whether impairments should be recorded. For those securities where fair value is less than 50% of amortized cost for one month or 80% of amortized cost for six consecutive months or more, an analysis is prepared which focuses on each issuer’s ability to service its debts and the length of time and extent the security has been valued below cost. This process includes an assessment of the credit quality of

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
each investment in the entire securities portfolio. Additionally, other circumstances may be identified which cause analysis of individual securities, such as rapid declines in market value, bankruptcies, and downgrades.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary (OTI). Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company’s ability and intent to hold the security to maturity or until it recovers in value.

An impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment until the security’s forecasted recovery and evidence exists indicating that recovery will occur in a reasonable period of time. An other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover amounts due under the contractual terms of the security.

To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

Interest is accrued as earned.

(b)	Revenues and Benefits

Traditional Life Insurance Products: Premiums for traditional life insurance products assumed, which includes those products with fixed and guaranteed premiums and benefits and consist principally of term life insurance policies, are recognized as revenue when due. Benefits are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished through the provision for future policy benefits.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Investment Products: Investment products consist of variable annuities and variable universal life. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administration fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

(c)	Deferred Policy Acquisition Costs

The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new and renewal business have been capitalized. For investment and universal life products, deferred acquisition costs (DAC) is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses less policy benefits and policy maintenance expenses.

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is 8.58%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption to the estimation of long-term returns is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 2.72% or in excess of 16.65% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statement of operations.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The Company offers certain sales inducements to contract holders. Sales inducements are product features that enhance the investment yield on a contract. The Company utilizes the following sales inducements: day-one bonuses, which increase the account value at inception, and enhanced yield options which credit interest for a specified period in excess of rates currently being offered for other similar contracts. Sales inducement costs are deferred and amortized using the same methodology and assumptions used to amortize capitalized acquisition costs.

(d)	Separate Accounts

Separate Account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed and the activity related to guaranteed contracts, which are riders to existing variable annuity contracts.

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

In 2003, the Company began selling a GMIB rider. This rider, which is issued through age 80, provides for a guaranteed minimum fixed income in the form of a monthly annuity. The monthly income is determined by applying a guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of (a) the premiums increased at 5.50% per year (4% for rider issue ages 76-80) until age 85, with adjustment for withdrawals or (b) the highest contract anniversary value prior to age 80. The amount for the latter during a period between contract anniversaries is determined by increasing the previous anniversary value by additional premiums and adjusting it, on a pro rata basis, for withdrawals. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

In 2004, the Company began selling a GMAB rider, in which the account value on the tenth anniversary will not be less than the remaining initial premium. A GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in future policy benefits and claims. The fair value of GMAB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
numerous assumptions, including but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility.

In 2005, the Company began selling two versions of a GMWB riders that guarantee, in the case of one version, 7% and in the alternate version 8%, withdrawals of the premium per year for 10 years and at the tenth anniversary, the account value will not be less than the remaining premium. A GMWB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in future policy benefits and claims. The fair value of GMWB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility.

(e)	Future Policy Benefits

Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions (see note 6).

Future policy benefits for investment products in the accumulation phase and universal life insurance products have been calculated based on participants’ contributions plus interest credited less applicable contract charges (see note 6).

(f)	Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed. Assets and liabilities related to reinsurance are reported on a gross basis.

(g)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

The Company files separately its own Federal income tax return.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(h)	Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)	Use of Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, income taxes, valuation allowances for mortgage loans on real estate, impairment losses on investments and impairment of goodwill and intangible assets. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(j)	Goodwill and Other Intangible Assets

In accordance with GAAP, goodwill is not amortized, but rather evaluated periodically, at the reporting unit level, for impairment. The reporting unit is the operating segment or a business one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The evaluation is completed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carry amount. The Company conducts annual goodwill impairment testing in the fourth quarter.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting unit. If the carrying value of a reporting unit’s goodwill exceeds fair value, the excess is recognized as an impairment and recorded as a charge against net income.

The Company’s only intangible asset is related to insurance licenses acquired with the purchase of the Company. The value of the intangible is primarily dependent upon the maintenance of the New York license (note 12).

(k)	Recently Issued Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities — An Amendment of SFAS No. 133 (SFAS 161). SFAS 161 seeks to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosures regarding the impact on financial position, financial performance, and cash flows. To achieve this

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
increased transparency, SFAS 161 requires (1) the disclosure of the fair value of derivative instruments and gains and losses in a tabular format; (2) the disclosure of derivative features that are credit risk-related; and (3) cross-referencing within the footnotes. SFAS 161 is effective for the Company on January 1, 2009. The Company will apply the provisions of SFAS 161 as required on the effective date.
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (SFAS 141(R)). This Statement replaces SFAS 141, Business Combinations and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141(R)). In addition, SFAS 141(R)’s requirement to measure the noncontrolling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the noncontrolling interest in addition to that attributable to the acquirer. SFAS 141(R) amends SFAS 109, Accounting for Income Taxes, to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS 142, Goodwill and Other Intangible Assets, to, among other things, provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. The provisions of SFAS 141(R) are effective for fiscal years beginning after December 15, 2008 and are to be applied prospectively only. Early adoption is not permitted. The Company will apply the provisions of SFAS 141(R) as required when effective.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statements No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company does not expect to apply the fair value option to any existing financial assets or liabilities as of January 1, 2008. Consequently, the initial adoption of SFAS 159 is not expected to have an impact on the Company’s results of operations or financial position.
In September 2006, the FASB issued SFAS No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. In February 2008, the FASB issued FASB Staff Position No. 157-2 “Effective Date of FASB Statement 157”, which permits the deferral of the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company plans to utilize the deferral for non-financial assets and liabilities. The adoption of SFAS 157 is not expected to have a material effect on the Company’s results of operations or financial position.
In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. Because of the beginning-of-year recognition of the cumulative effect adjustment, misstatements occurring in the year of adoption cannot be included in that adjustment. SAB 108 requires the following disclosures if a cumulative effect adjustment is recorded: the nature and amount of each individual error included in the cumulative effect adjustment; when and how each error arose; and the fact that the errors had previously been considered immaterial. The cumulative effect adjustment is available only for prior-year uncorrected misstatements. The adjustment should not include amounts related to changes in accounting estimates. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operation.
In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The following is a summary of SFAS No. 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operations.
In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2007, 2006 and 2005

(Dollars in thousands)
replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007. The Company recorded no cumulative effect adjustment related to this adoption and does not expect it to have a material impact on its ongoing financial position or results of operations.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes (APB 20), and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 has not had any impact on the Company’s financial position or results of operations since adoption.

(l)	Additional Purchase by Majority Stockholder

On March 30, 2007, ONLIC entered into a stock purchase agreement for ONLIC to purchase 2,927 shares of NSLAC from SML. As a result of the purchase, ONLIC’s ownership interest increased from 51.22% to 80.49%.

The consideration for ONLIC’s acquisition of additional NSLAC shares consisted of a $6,000, 5.8% note issued by ONLIC that was fair valued at $5,727. The fair value estimate of the note was based on the 10 year Treasury note as of March 31, 2007 with a 4.65% risk free rate plus 155 basis points.

ONLIC’s purchase of additional NSLAC shares was accounted for similar to a business combination in accordance with SFAS 141 Business Combinations. The percentage of assets acquired and liabilities assumed were recorded at their estimated fair value as of March 31, 2007. A preliminary allocation of purchase price to assets acquired and liabilities assumed at March 31, 2007 is presented below. This allocation is based upon valuations using management’s assumptions and estimates. Adjustments to record the acquired assets and liabilities at fair value include allocations of negative goodwill to the value of previously recognized goodwill, intangibles, and DAC.

The following table summarizes the allocation of the purchase price for the additional 29.27% interest in NSLAC:

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2007, 2006 and 2005

(Dollars in thousands)

March 31, 2007 Purchase Price Allocation

Investments	$7,966
Cash	257
Accrued investment income	100
Other assets	9,051
Assets held in separate accounts	11,718

Total assets acquired	29,092

Future policy benefits and claims	4,224
Other liabilities	7,423
Liabilities related to separate accounts	11,718

Total liabilities assumed	23,365

Net purchase price	$5,727

As a result of the purchase price allocation, goodwill, intangible assets representing insurance licenses and DAC were decreased by $233, $80, $415, respectively. There was a corresponding decrease in additional paid-in capital for $583, net of tax of $145. 29.27% of the retained deficit at March 31, 2007 was also reclassified from retained deficit to additional paid-in capital to eliminate the historical retained deficit related to the additional shares purchased. The amount of the retained deficit reclassification was $803.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006, and 2005
(Dollars in thousands)
(3)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. GAAP, which differs from statutory accounting practices prescribed or permitted by the New York State Insurance Department (the Department). Annual Statements for the Company, filed with the Department, are prepared on a basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis net loss of NSLAC was $799, $715, and $352 for the years ended December 31, 2007, 2006, and 2005, respectively. The statutory basis capital and surplus of NSLAC was $19,218 and $20,013 as of December 31, 2007 and 2006, respectively. The primary reasons for the differences between statutory accounting and GAAP accounting are that, for GAAP reporting purposes: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) the fixed maturity securities that are related to the Company’s funds withheld reinsurance arrangement are classified as trading securities recorded at fair value as opposed to amortized cost; (6) reserves are reported gross of ceded reinsurance balances; (7) changes in deferred taxes are recognized in operations; (8) there is a presentation of other comprehensive income and comprehensive income; and (9) the statements of cash flows are not presented in the manner prescribed by the NAIC.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(4)	Comprehensive Income

Comprehensive income includes net income as well as certain items that are reported directly within the separate components of stockholders’ equity that are not recorded in net income (other comprehensive income (loss)). The related before and after income tax amounts of other comprehensive income (loss) for the years ended December 31, 2007, 2006, and 2005 were as follows:

	2007	2006	2005
Unrealized losses on securities available-for-sale arising during the period	$(202)	(65)	(721)
Related income tax benefit (expense)	71	(49)	108

	(131)	(114)	(613)

Less:
Reclassification adjustment for:
Net gains on securities available-for-sale realized during the period:
Gross	234	166	18
Related income tax expense	(82)	(58)	(3)

	152	108	15

Other comprehensive loss	$(283)	(222)	(628)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
(5)	Investments

Analyses of investment income and realized gains (losses) by investment type follows for the years ended December 31:

	Investment income
	2007	2006	2005
Gross investment income:

Fixed maturity available-for-sale securities	$1,038	1,359	1,375
Fixed maturity trading securities	215	266	268
Mortgage loans on real estate	—	138	62
Short-term investments	99	62	18

Total gross investment income	1,352	1,825	1,723
Investment income due to reinsurers	(180)	(275)	(274)
Investment expenses	(7)	(10)	(1)

Net investment income	$1,165	1,540	1,448

	Realized gains (losses) on investments
	2007	2006	2005
Gross realized gains (losses) on investments:

Fixed maturity available for sale securities	$212	119	20
Fixed maturity trading securities	5	(17)	(11)
Mortgage loans on real estate	—	3	(1)

Net realized gains on investments	$217	105	8

There were no OTI write-downs in 2007, 2006, or 2005.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading were as follows:

	December 31, 2007
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available-for-sale:
Fixed maturity securities
U.S. Treasury securities and obligations of U.S. government	$1,703	103	—	1,806
Debt securities issued by foreign governments	257	—	(3)	254
Corporate securities	11,550	174	(405)	11,319
Mortgage-backed securities	4,496	24	(201)	4,319

Total fixed maturity securities	$18,006	301	(609)	17,698

Trading securities:
Fixed maturity corporate securities	$5,028	7	(241)	4,794

		December 31, 2006
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available-for-sale:
Fixed maturity securities
U.S. Treasury securities and obligations of U.S. government	$3,300	215	—	3,515
Debt securities issued by foreign governments	262	—	(12)	250
Corporate securities	13,942	281	(268)	13,955
Mortgage-backed securities	4,753	16	(104)	4,665

Total fixed maturity securities	$22,257	512	(384)	22,385

Trading securities:
Fixed maturity corporate securities	$5,186	27	(169)	5,044

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The components of unrealized (losses) gains on securities available-for-sale, net, were as follows as of December 31:

	2007	2006
Gross unrealized (losses) gains	$(308)	128
Deferred federal income taxes	108	(45)

	$(200)	83

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale is as follows for the years ended December 31:

	2007	2006	2005
Fixed maturity available-for-sale securities	$(436)	(234)	(738)
The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading as of December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2007.

	Fixed maturity securities
	Available-for-sale		Trading
	Amortized	Estimated	Amortized	Estimated
	cost	fair value	cost	fair value
Due in one year or less	$4,125	4,103	2,515	2,491
Due after one year through five years	6,859	6,995	1,025	1,019
Due after five years through ten years	5,670	5,325	1,488	1,284
Due after ten years	1,352	1,275	—	—

	$18,006	17,698	5,028	4,794

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The Company believes that no securities reflected in the tables below were other-than-temporarily impaired and, therefore, no write-downs were deemed necessary as of December 31, 2007 and 2006.

	December 31, 2007
	Less than 12 Months		12 Months or Longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Foreign government securities	$—	—	254	(3)	254	(3)
Corporate bonds	1,388	(132)	10,554	(514)	11,942	(646)
Mortgage-backed securities	471	(16)	2,490	(185)	2,961	(201)

Total	$1,859	(148)	13,298	(702)	15,157	(850)

	December 31, 2006
	Less than 12 Months		12 Months or Longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Foreign government securities	$—	—	249	(12)	249	(12)
Corporate bonds	1,268	(13)	11,499	(424)	12,767	(437)
Mortgage-backed securities	1,680	(21)	1,582	(83)	3,262	(104)

Total	$2,948	(34)	13,330	(519)	16,278	(553)

Securities with unrealized losses for less than twelve consecutive months at December 31, 2007 included 6 issues with a carrying value of $1,859 and unrealized losses of $148. Of this portfolio, 100% were investment grade (rated AAA through BBB-) at December 31, 2007. The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.
Securities with unrealized losses for twelve consecutive months or longer at December 31, 2007 included 38 issues with a carrying value of $13,298 and unrealized losses of $702. Of this portfolio, 77.6% were investment grade at December 31, 2007, with associated unrealized losses of $306. The unrealized losses on these securities were primarily due to changes in market interest rates and credit spreads since the securities were acquired.
Fixed maturities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2007, there was one issue with a fair value to amortized cost ratio of less than 80% for 6 months. This security had a carrying value of $183 and an unrealized loss of $66. As of December 31, 2007, there were four issues with a fair value to amortized cost ratio of less than 80% for less than 6 months. These securities had a carrying value of $1,133 and unrealized losses of $366. Based on the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.
The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2007.

	December 31, 2007
Fair value to amortized	Amortized	Fair	Unrealized
cost ratio	cost	value	losses
90%-99%	$13,028	12,776	(251)
80%-89%	1,232	1,065	(167)
Below 80%	1,748	1,316	(432)

Total	$16,008	15,157	(850)

Proceeds from the sale of securities available-for-sale and trading (excluding calls) during 2007, 2006, and 2005 were $3,417, $6,686, and $460, respectively. Gross realized gains of $172 ($184 in 2006 and $32 in 2005) and gross losses of $2 ($66 in 2006 and $0 in 2005) were realized on those sales.

Investments with a fair value of $1,916 and $1,739 as of December 31, 2007 and 2006, respectively, were on deposit with various regulatory agencies as required by law.
(6)	Future Policy Benefits and Claims

The liability for future policy benefits for investment contracts (approximately 61% and 65% of the total liability for future policy benefits as of December 31, 2007 and 2006, respectively) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 3.4%, 3.6%, and 2.93% for the years ended December 31, 2007, 2006, and 2005, respectively.

The liability for future policy benefits for traditional life products is based on mortality and interest rate assumptions without consideration for withdrawals. The assumptions used are the 1980 CSO mortality table with 4% to 6% interest, and 1958 CSO mortality table with 3% to 4.5% interest.
(7)	Income Tax

The Company files income tax returns on a separate return basis with taxing authorities.

The Company provides for income taxes based on amounts the Company believes it will ultimately owe in accordance with Statement No. 109. The Company adopted the provision of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (FIN 48) on January 1, 2007. The need for reserves is reviewed regularly and is adjusted as events occur that Management believes impacts its liability for additional taxes. The Company believes its income tax filing positions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations or cash flow. Therefore no reserves for uncertain tax positions have been

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
recorded pursuant to FIN 48. In addition, the Company did not record an adjustment for the cumulative effect related to the adoption of FIN 48.

The provision for income taxes is as follows:

	2007	2006	2005
Current	$—	—	—
Deferred	(64)	—	—

Income tax benefit	$(64)	—	—

A reconciliation of the provision for income taxes based on enacted U.S. Federal income tax rates to the total income tax expense provision reported in the financial statements for the years ended December 31, 2007, 2006, and 2005:

	2007	2006	2005
Pre-tax income times U.S. enacted tax rate	$(10)	(154)	(85)
Tax-preferred investment income	(52)	(52)	(1)
Other, net	(2)	206	86

Income tax benefit	$(64)	—	—

Effective tax rate	228.6%	0%	0%
In August, 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 which would have substantially changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (“DRD”) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61 which also announced the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, prospective application is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2007, 2006, and 2005 the Company recognized an income tax benefit of $52, $52 and $1, respectively, related to the separate account DRD and is reflected in the rate reconciliation above under tax-preferred investment income.

The Company’s policy for recording interest and penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2007 and 2006 relate to the following:

	2007	2006
Deferred tax assets:
Future policy benefits	$2,422	2,224
Net operating loss carryforward	1,349	1,222
Funds withheld-modco reinsurance	11,941	6,787
Fixed maturity securities available-for-sale	108	—
Other	124	138

Total gross deferred tax assets	15,944	10,371

Valuation allowance on deferred tax assets	(1,201)	(1,252)

Net deferred tax assets	14,743	9,119

Deferred tax liabilities:
Fixed maturity securities available-for-sale	21	62
Deferred policy acquisition costs	442	287
Reinsurance recoverable	13,962	8,815

Total gross deferred tax liabilities	14,425	9,164

Net deferred tax asset (liability)	$318	(45)

In accessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that it will realize the benefits of these deductible differences, net of existing valuation allowances at December 31, 2007.

On March 31, 2007, additional stock shares of the Company were obtained by ONLIC thereby increasing its ownership greater than 80%. Under IRC regulations, the Company must wait five full years before joining life/non-life consolidated federal income tax return on January 1, 2013. All losses incurred subsequent to the 2007 acquisition, including the losses incurred from April 1 through December 31, 2007 of $418, may be carried forward. The Company believes these net operating losses will be utilized before they expire in 2022 as sufficient life sub-group taxable income will be generated to absorb these losses. In addition, the Company has net operating loss carryforwards of $3,432 incurred through March 31, 2007 expiring in years 2017 through 2022 that can only be used to offset future taxable income of the Company. The Company believes it is unlikely the net operating losses will be fully utilized within the allowable carryforward period and established the valuation allowance using the enacted tax rate

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
of 35%. The change in the valuation allowance for period ending December 31, 2007, 2006, and 2005 was $(51), $795, $0, respectively.
(8)	Disclosures about Fair Value of Financial Instruments

SFAS 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about existing on- and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used.

Assets and liabilities that are presented at fair value in the balance sheets are not included in the disclosures below, including available-for-sale and trading investment securities, cash, short-term investments, and separate accounts (see note 2, Summary of Significant Accounting Policies). Those financial assets and liabilities not presented at fair value are discussed below.

The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

In estimating the fair value disclosures, the Company used the following methods and assumptions:
Investment contracts - Fair value for the Company’s liabilities under investment type contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.
Reinsurance payables — The carrying amount reported in the balance sheets approximates fair value.
Following are the carrying amounts and fair values of financial instruments subject to disclosure requirements as of December 31:

	2007
	Carrying	Estimated
	amount	fair value
Liabilities:
Investment contracts	$7,592	7,382
Reinsurance payables	35,126	35,126

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands

	2006
	Carrying	Estimated
	amount	fair value
Liabilities:
Investment contracts	$9,784	9,417
Reinsurance payables	20,401	20,401
(9)	Regulatory Risk-Based Capital and Dividend Restrictions

As of December 31, 2007, NSLAC exceeded the minimum risk-based capital requirements as established by the NAIC.

The Company did not pay any dividends in 2007, 2006, or 2005. The Company cannot pay any dividends in 2008 without prior approval by the Department.
(10)	Contingencies

The Company is currently not a defendant in litigation arising in and out of the normal course of business.
(11)	Reinsurance

The Company has entered into reinsurance transactions with other insurance companies. Reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of levels that it is prepared to accept. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders. The Company ceded 100% of the gross earned life and accident and health premiums during 2007, 2006, and 2005, as this business is in run-off.

The Company has entered into a 50% modified coinsurance agreement with ONLIC, to facilitate the sale of variable annuity products. As these are deposit type products, there is no impact on reported premiums. Modified coinsurance on a funds withheld basis is subject to the parameters of the Derivatives Implementation Group (DIG) Issue B36, Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36). DIG B36 requires the bifurcation and valuation of the embedded derivative associated with a funds withheld contract. The change in the value of this derivative is shown on the face of the statements of operations. The Company recorded an asset of $234 and $142 related to this agreement as of December 31, 2007 and 2006, respectively. The modified coinsurance receivable is equal to the change in policyholder account value less the interest earned on the assets withheld. Under modified coinsurance with funds withheld, the Company retains and invests all of the associated assets and provides monthly settlements with its reinsurers based on all income, benefit and expense items.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
Effective July 1, 2007, the Company entered into a 100% coinsurance agreement with ONLIC on all guaranteed benefit riders (note 1). Prior to July 1, 2007, all guaranteed benefit riders were 50% coinsured with either ONLIC or Ace Tempest Life reinsurance LTD (Ace). As of December 31, 2007 and 2006, ceded guaranteed benefit reserves were $149 and $28, respectively.

Amounts in the accompanying financial statements for life and accident and health ceded business as of and for the years ended December 31, 2007, 2006, and 2005 are as follows:

	2007	2006	2005
Premiums	$2,782	3,248	3,439
Benefits incurred	4,732	4,070	4,106
Commission and expense allowances	124	136	148
Reinsurance recoverable:
Reserves for future policy benefits	4,114	4,531	5,026
Benefits payable	266	589	151
Paid losses and expense allowances due	1,172	1,188	1,172
At December 31, 2007 and 2006, $4,073 and $4,491, respectively, of the Company’s reinsurance recoverable on life reserves and benefits payable was retroceded to one unaffiliated reinsurer.

On April 24, 2006, NSLAC released funds withheld of $10,530 to SCOR VIE, a foreign insurer. Due to interest accrued on the funds withheld of $541 and a withdrawal and expenses of $967, the amount of cash remitted was $10,104. Prior to releasing the funds withheld to SCOR VIE, a letter of credit was established for $4,967 supporting reserves of $4,750 as of December 31, 2006.
(12)	Goodwill and Other Intangible Assets

The following table illustrates the carrying value of intangible assets and goodwill as of December 31, 2007 and 2006, respectively:

	2007	2006
Unamoritized intangible assets balance as of January 1:	$275	275
Purchase price adjustment (note 2)	(80)	—

Intangible assets balance as of December 31	$195	275

Goodwill balance as of January 1	$793	793
Purchase price adjustment (note 2)	(233)	—

Goodwill balance as of December 31	$560	793

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)
The Company’s only intangible asset is related to insurance licenses acquired with the purchase of the Company. The value of the intangible is primarily dependent upon the maintenance of the New York license. As this license remains in good standing with all regulatory requirements met, no impairment was recognized on this asset.

The goodwill asset is also entirely attributable to the original purchase of the Company. Based upon impairment testing for the years ended December 31, 2007, 2006, and 2005, no impairment was deemed necessary.
(13)	Related Party Transactions

As discussed below, the Company has service contracts with affiliated companies whereby the Company is billed for services, office space, equipment and materials necessary to the operation of the Company’s business. Billings are determined by ONLIC, based upon multiple bases (head counts, salaries, number of policies, policy face amounts, field compensation, time, age, sex, assets, account balances, transaction counts, etc.) and management believes these bases are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services, office space, equipment and materials on its own.

NSLAC has separate administrative service agreements with ONLIC and SML, an investment management agreement with Ohio National Investments, Inc. (ONI), an affiliate, and an underwriting agreement with Ohio National Equities, Inc. (ONEQ), an affiliate. The terms of these agreements call for periodic cash settlements. ONLIC owed NSLAC $0 and $6 as of December 31, 2007 and 2006 respectively, which is included with other assets on the balance sheet. The amounts that NSLAC owed to ONLIC, SML, ONEQ and ONI as of December 31, 2007 and 2006 were as follows, which are shown on the face of the balance sheet:

	2007	2006
ONLIC	$45	—
SML	3	14
ONEQ	44	28

Total service charges owed	$92	42

Charges for all services from ONLIC, SML, ONEQ and ONI for the years ended December 31, 2007, 2006, and 2005 were as follows:

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2007, 2006 and 2005
(Dollars in thousands)

	2007	2006	2005
ONLIC	$905	1,097	952
SML	39	93	89
ONI	7	12	4
ONEQ	272	204	157

Total service charges incurred	$1,223	1,406	1,202

Schedule I
NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Summary of Investments — Other Than Investments in Related Parties
December 31, 2007
(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet
Fixed maturity available-for-sale securities :
Bonds:
U.S. Treasury securities and obligations of U.S. Government	$1,703	$1,806	$1,806
Debt securities issued by foreign governments	257	254	254
Corporate securities	11,550	11,319	11,319
Mortgage-backed securities	4,496	4,319	4,319

Total fixed maturity available-for-sale securities	18,006	17,698	17,698

Fixed maturity trading securities:
Bonds:
Corporate securities	5,028	4,794	4,794

Total fixed maturity trading securities	5,028	4,794	4,794

Other long-term investments	44		44

Total investments	$23,078		$22,536

See accompanying report of independent registered public accounting firm.

Schedule III
NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Supplementary Insurance Information
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
		Future policy
	Deferred	benefits,		Other policy
	policy	losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs	loss expenses	premiums[1]	payable[1]	revenue
2007 total	$1,680	12,224			—

2006 total	$1,077	14,905			—

2005 total	$649	19,308			—

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premiums
Year segment	income	expenses	costs	expenses	written[2]
2007 total	$1,165	248	70	1,303

2006 total	$1,540	254	26	1,997

2005 total	$1,448	243	19	1,651

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

[2]	Not applicable for life insurance companies.
See accompanying report of independent registered public accounting firm.

Schedule IV
NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Reinsurance
Years ended December 31, 2007, 2006, and 2005
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2007:
Life insurance in force	$1,580	170,291	169,026	315	—%

Premiums:
Life insurance	$—	2,770	2,770	—	—%

2006:
Life insurance in force	$1,577	187,404	186,142	315	—%

Premiums:
Life insurance	$—	3,232	3,232	—	—%

2005:
Life insurance in force	$1,575	211,428	210,168	315	—%

Premiums:
Life insurance	$—	3,425	3,425	—	—%

See accompanying report of independent registered public accounting firm.

Schedule V
NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)
Valuation and Qualifying Accounts
Years ended December 31, 2007, 2006, and 2005
(In thousands)

Column A	Column B	Column C		Column D	Column E
Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2007:
Valuation allowances - mortgage loans on real estate	$—	—	—	—	—

2006:
Valuation allowances - mortgage loans on real estate	$3	(3)	—	—	—

2005:
Valuation allowances - mortgage loans on real estate	$2	1	—	—	3

See accompanying report of independent registered public accounting firm.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2007

		Contract
		owners’ equity
		Contracts in
	Assets	accumulation
	Investments at	period
	fair value	(note 5)

Ohio National Fund, Inc.:
S&P 500 Index Subaccount 836 Shares (Cost $11,313)	$12,840	$12,840
High Income Bond Subaccount 1,264 Shares (Cost $11,216)	12,238	12,238
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount 1,029 Shares (Cost $13,038)	12,895	12,895
Structured U.S. Equity Subaccount 151 Shares (Cost $1,991)	1,982	1,982
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount 525 Shares (Cost $15,335)	14,419	14,419

Totals	$54,374	$54,374

The accompanying notes are an integral part of these financial statements.

3

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2007

					Fidelity
					Variable
					Insurance
					Products
			Goldman Sachs Variable		Fund - Service
	Ohio National Fund, Inc.		Insurance Trust		Class 2
	S&P 500	High Income	Growth &	Structured	VIP
	Index	Bond	Income	U.S. Equity	Contrafund	Total
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccounts
	2007	2007	2007	2007	2007	2007

Investment activity:
Reinvested dividends	$175	$0	$237	$22	$101	$535
Risk & administrative expense (note 2)	(88)	(83)	(91)	(14)	(93)	(369)

Net investment activity	87	(83)	146	8	8	166

Reinvested capital gains	0	0	1,221	155	3,464	4,840

Realized & unrealized gain (loss) on investments:
Realized gain	137	76	115	10	121	459
Unrealized gain (loss)	207	279	(1,457)	(227)	(1,731)	(2,929)

Net gain (loss) on investments	344	355	(1,342)	(217)	(1,610)	(2,470)

Net increase (decrease) in contract owners’ equity from operations	$431	$272	$25	$(54)	$1,862	$2,536

The accompanying notes are an integral part of these financial statements.

4

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Ohio National Fund, Inc.				Goldman Sachs Variable Insurance Trust
							Structured
	S&P 500 Index		High Income Bond		Growth & Income		U.S. Equity
	Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$87	$47	$(83)	$(56)	$146	$102	$8	$7
Reinvested capital gains	0	0	0	0	1,221	390	155	0
Realized gain (loss)	137	96	76	34	115	130	10	10
Unrealized gain (loss)	207	1,004	279	748	(1,457)	1,043	(227)	133

Net increase (decrease) in contract owners’ equity from operations	431	1,147	272	726	25	1,665	(54)	150

Equity transactions:
Contract purchase payments	3,341	4,062	3,341	4,062	3,341	4,062	559	558
Cost of insurance & other administrative fees (note 2)	(1,042)	(991)	(979)	(961)	(1,068)	(1,020)	(99)	(102)

Net equity transactions	2,299	3,071	2,362	3,101	2,273	3,042	460	456

Net change in contract owners’ equity	2,730	4,218	2,634	3,827	2,298	4,707	406	606
Contract owners’ equity:
Beginning of period	10,110	5,892	9,604	5,777	10,597	5,890	1,576	970

End of period	$12,840	$10,110	$12,238	$9,604	$12,895	$10,597	$1,982	$1,576

Change in units:
Beginning units	492	328	634	417	808	547	137	94

Units purchased	155	216	215	284	247	347	48	52
Units redeemed	(48)	(52)	(63)	(67)	(79)	(86)	(9)	(9)

Ending units	599	492	786	634	976	808	176	137

The accompanying notes are an integral part of these financial statements.

5

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2007 and 2006

	Fidelity Variable Insurance
	Products Fund - Service Class 2
	VIP Contrafund		Total
	Subaccount		Subaccounts
	2007	2006	2007	2006

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$8	$25	$166	$125
Reinvested capital gains	3,464	797	4,840	1,187
Realized gain (loss)	121	177	459	447
Unrealized gain (loss)	(1,731)	(130)	(2,929)	2,798

Net increase (decrease) in contract owners’ equity from operations	1,862	869	2,536	4,557

Equity transactions:
Contract purchase payments	3,341	4,063	13,923	16,807
Cost of insurance & other administrative fees (note 2)	(1,092)	(1,044)	(4,280)	(4,118)

Net equity transactions	2,249	3,019	9,643	12,689

Net change in contract owners’ equity	4,111	3,888	12,179	17,246
Contract owners’ equity:
Beginning of period	10,308	6,420	42,195	24,949

End of period	$14,419	$10,308	$54,374	$42,195

Change in units:
Beginning units	727	501	2,798	1,887

Units purchased	218	304	883	1,203
Units redeemed	(71)	(78)	(270)	(292)

Ending units	874	727	3,411	2,798

The accompanying notes are an integral part of these financial statements.

6

National Security Variable Account L

Notes to Financial Statements	December 31, 2007

(1)	Basis of Presentation and Summary of Significant Accounting Policies

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) and all obligations arising under variable life insurance policies are general corporate obligations of NSLA. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on February 24, 2004.

Assets of the Account are assigned to the following subaccounts:
Ohio National Fund, Inc.: S&P 500 Index and High Income Bond
Goldman Sachs Variable Insurance Trust: Growth & Income and Structured U.S. Equity
Fidelity Variable Insurance Products Fund — Service Class 2: VIP Contrafund

The underlying funds in which the subaccounts invests are diversified open-end management investment companies. The funds investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2007. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”), performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. NSLA is a subsidiary of ONLIC. For these services, ONI received fees of approximately $17.7 and $14.6 million for the years ended December 31, 2007 and 2006, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies for the periods ended December 31, 2007 and 2006.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds with similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

NSLA offers deferred variable policies through the Account. The primary distribution for the policies is conducted by an affiliate, although other means of distribution may be utilized.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk under the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

(continued)

7

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to the each policies current premium allocation choices. The premium expense charge has two components., distribution charge of premiums paid and premium payments will be subject to state premium tax and any other state of local taxes applicable to each policy. Total premium expense charges assessed by NSLA amounted to $1,032 and $1,246 for the periods ended December 31, 2007 and 2006, respectively.

The following table illustrates product and contract level charges:

Security
Advantage VUL
Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt	3.9% to 4.9%

Premium Taxes
Deducted from premiums upon receipt	2%

Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)
$12.29 to $132.66

Transfer Fees — per transfer
(currently no charge for the first 12 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33

Maintenance Fee
Deducted monthly	$7

(continued)

8

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

The following charges for riders are assessed through the redemption of units:	Security Advantage VUL

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.
up to 10%

Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of NSLA under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide for income taxes within the Account.

(4)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Account does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

9

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation	Value	Fair		Total	Income
	Units***	Per Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.:
S&P 500 Index Subaccount
2007	599	$21.425862	$12,840	0.75%	4.28%	1.49%
2006	492	$20.547287	$10,110	0.75%	14.44%	1.35%
2005	328	$17.954296	$5,892	0.75%	3.69%	1.37%
2004	181	$17.315314	$3,126	0.75%	9.48%	2.39%
High Income Bond Subaccount
2007	786	$15.575739	$12,238	0.75%	2.75%	0.00%
2006	634	$15.158162	$9,604	0.75%	9.31%	0.00%
2005	417	$13.866829	$5,777	0.75%	2.23%	6.36%
2004	227	$13.564645	$3,078	0.75%	9.84%	0.66%
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount
2007	976	$13.213813	$12,895	0.75%	0.73%	1.96%
2006	808	$13.117476	$10,597	0.75%	21.72%	2.01%
2005	547	$10.776721	$5,890	0.75%	3.16%	2.18%
2004	306	$10.446877	$3,198	0.75%	17.91%	3.07%
Structured U.S. Equity Subaccount
2007	176	$11.267046	$1,982	0.75%	-2.36%	1.19%
2006	137	$11.539835	$1,576	0.75%	12.05%	1.29%
2005	94	$10.298596	$970	0.75%	5.72%	1.02%
2004	47	$9.741352	$455	0.75%	14.08%	2.30%
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount
2007	874	$16.499363	$14,419	0.75%	16.42%	0.82%
2006	727	$14.171671	$10,308	0.75%	10.60%	1.05%
2005	501	$12.812915	$6,420	0.75%	15.78%	0.10%
2004	287	$11.066510	$3,177	0.75%	14.30%	0.00%

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Although the Account commenced operations on February 24, 2004, it began tracking the value per unit on January 1, 2004. Accordingly,

(continued)

10

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2007

the 2004 total returns presented represent the actual twelve month return for the subaccount for the period ended December 31, 2004.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by average net assets (by product). This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

11

National Security Variable Account L

 Report of Independent Registered Public Accounting Firm

The Board of Directors of National Security Life and Annuity Company
 and Contract Owners of National Security Variable Account L:

We have audited the accompanying statements of assets and contract owners’ equity of National Security Variable Account L (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2007, and the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, OH
February 18, 2008

12

Part C: Other Information

Item Number	Caption in Prospectus

26.	Exhibits
27.	Directors and Officers of the Depositor
28.	Persons Controlled by or Under Common Control with National Security or National Security Variable Account L
29.	Indemnification
30.	Principal Underwriter
31.	Location of Accounts and Records
32.	Management Services
33.	Fee Representation

Part C: Other Information
Item 26. Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 27. Directors and Officers of the Depositor

Name	Relationship with Company
Directors
Carson E. Beadle	Director

James A. Carrigg	Director

George E. Castrucci	Director

Raymond R. Clark	Director

Ronald J. Dolan*	Director and Valuation Actuary

David B. O’Maley*	Director

John J. Palmer*	Director, President and Chief Executive Officer

Frederick L. Wortman**	Director and Vice President, Marketing

Executive Officers

Thomas A. Barefield*	Director and Vice President, Marketing

Therese S. McDonough	Secretary

Arthur J. Roberts	Vice President and Chief Financial Officer

Christopher A. Carlson*	Chief Investment Officer

Rocky Coppola*	Treasurer

*	The principal occupation of this person is an officer of The Ohio National Life Insurance Company and his or her principal business address is: One Financial Way, Cincinnati, Ohio 45242.

**	The principal occupation of this person is an officer of Security Mutual Life Insurance Company and his or her principal business address is: 100 Court Street, Binghamton, New York 13902.

Item 28. Persons Controlled by or Under Common Control with the National Security or National Security Variable Account L
The Registrant is a separate account of the Depositor. The Depositor is owned by Security Mutual Life Insurance Company and The Ohio National Life Insurance Company.
Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned

The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc.	Ohio	100%
(aviation)

ON Global Holdings, Inc.	Delaware	100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.	Connecticut	51%
(investment adviser)

Suffolk Capital Management LLC	Delaware	81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation	Ohio	100%

Ohio National Equities, Inc.	Ohio	100%
(securities broker dealer)

Ohio National Investments, Inc.	Ohio	100%
(investment adviser)

The O.N. Equity Sales Company	Ohio	100%
(securities broker dealer)

Ohio National Fund, Inc.	Maryland	(more than) 90%
(registered investment company)

Dow Target Variable Fund LLC	Ohio	100%
(registered investment company)

National Security Life and Annuity Company	New York	80.49%
(insurance company)
The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company	Ohio	100%
(investment adviser)

Ohio National Insurance Agency of
Alabama, Inc.	Alabama	100%

Ohio National Insurance Agency, Inc.	Ohio	100%
ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.
Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Item 29. Indemnification
Article X of the Depositor’s Charter provides as follows:
No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (I) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the Insurance Law or knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to the adoption of this restatement by the shareholders of the Corporation.
Article VIII of the Depositor’s By-laws, “Indemnification of Officers and Directors” provides further details regarding the indemnification of the Depositor’s officers, directors and other employees. The By-laws are contained in Exhibit 6(b) of this registration statement and are incorporated into this Item 28 by reference.

Item 30. Principal Underwriter
The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.
The directors and officers of ONEQ are:

Name	Position with ONEQ

David B. O’Maley	Chairman and Director
John J. Palmer	President and Director
Thomas A. Barefield	Senior Vice President
Trudy K. Backus	Vice President and Director
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
James I. Miller II	Vice President and Director
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer
The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.
During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting	Compensation
Discounts and	on Redemption	Brokerage
Commissions	or Annuitization	Commissions

$0.00	None	None
Item 31. Location of Accounts and Records
The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:
(1)	Journals and other records of original entry:

National Security Life and Annuity Company (“Depositor”)
One Financial Way
Montgomery, Ohio 45242

(2)	General and auxiliary ledgers:

Depositor

(3)	Securities records for portfolio securities:

Depositor

(4)	Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5)	Records of brokerage orders:

Not applicable.

(6)	Records of other portfolio transactions:

Depositor

(7)	Records of options:

Not applicable

(8)	Records of trial balances:

Depositor

(9)	Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10)	Records identifying person or group authorizing portfolio transactions:

Depositor

(11)	Files of advisory materials:

Not applicable

(12)	Other records

Depositor
Item 32. Management Services
None
Item 33. Fee Representation
Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;
National Security Life and Annuity Company represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by National Security Life and Annuity Company.
Undertakings
(a) Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.
(b) Undertaking to File Reports — Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

This registration statement comprises the following papers and documents: The facing sheet
The prospectus consisting of 38 pages
The signatures
Written consents of the following persons:
KPMG LLP
Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

(1)	Resolution of the Board of Directors of the Depositor authorizing establishment of National Security Variable Account L. Incorporated by reference to Exhibit 1 of National Security Variable Account A’s filing on Form N-4 filed January 7, 2002 (File No. 333-76352).

(3)(a)	Principal Underwriting Agreement for Variable Contracts, with compensation schedule, between the Depositor and Ohio National Equities, Inc. Incorporated by reference to Exhibit 3(a) of Registrant’s filing on Form S-6 filed January 7, 2002.

(3)(c)	Schedule of Sales Commissions. Incorporated by reference to Exhibit 3(c) of Registrant’s filing on Form S-6 filed January 7, 2002.

(3)(d)	Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. Incorporated by reference to Exhibit 3(d) of Registrant’s filing on Form S-6 filed January 7, 2002.

(4)	Flexible Premium Life Insurance Policy (Form). Incorporated by reference to Exhibit 5 of Registrant’s filing on Form S-6 filed January 7, 2002.

(5)	Variable Life Insurance Application Supplement: Suitability Information. Incorporated by reference to Exhibit 10 of Registrant’s filing on Form S-6 filed January 7, 2002.

(6)(a)	Restated Charter of the Depositor. Incorporated by reference to Exhibit 6(a) of Registrant’s filing on Form S-6 filed January 7, 2002.

(6)(b)	By-laws of the Depositor. Incorporated by reference to Exhibit 6(b) of Registrant’s filing on Form S-6 filed January 7, 2002.

(8)	Form of Participation Agreement between the Depositor and Ohio National Fund, Inc. Incorporated by reference to Exhibit 8 of Registrant’s filing on Form S-6 filed January 7, 2002.

(11)	Legal Opinion incorporated by reference to Exhibit 99(k) of Registrant’s Form N-6 filed on February 9, 2005.

(17)	Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the contracts. Incorporated by reference to Exhibit 11 of Registrant’s filing on Form S-6 filed January 7, 2002.
The following exhibits are filed herewith:

99(n)	Consent of KPMG LLP

99(r)	Powers of Attorney of certain Directors of Depositor

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, National Security Variable Account L certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 30th day of April, 2008.

National Security Variable Account L
(Registrant)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(Depositor)

By /s/ John J. Palmer

John J. Palmer, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 30th day of April, 2008.

National Security Life and Annuity Company
(Depositor)

By /s/ John J. Palmer

John J. Palmer, Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*/s/ Thomas A. Barefield	Director	April 30, 2008
Thomas A. Barefield

*/s/ Carson E. Beadle	Director	April 30, 2008
Carson E. Beadle

*/s/ James A. Carrigg	Director	April 30, 2008
James A. Carrigg

Director
George E. Castrucci

*/s/ Raymond R. Clark	Director	April 30, 2008
Raymond R. Clark

*/s/ Ronald J. Dolan	Director	April 30, 2008
Ronald J. Dolan

*/s/ David B. O’Maley	Director	April 30, 2008
David B. O’Maley

/s/ John J. Palmer	Director and Chief Executive Officer (Principal Executive Officer)	April 30, 2008
John J. Palmer

/s/ Arthur J. Roberts Arthur J. Roberts	Vice President and Chief Financial Officer (Principal Accounting and Principal Financial Officer)	April 30, 2008

*/s/ Frederick L. Wortman	Director	April 30, 2008
Frederick L. Wortman

*By	/s/ Therese S. McDonough
Therese S. McDonough, Attorney in Fact pursuant to Powers of Attorney filed as an exhibit to the Registrant’s registration statement.

Index of Consents and Exhibits

Page Number
Exhibit		in Sequential
Number	Description	Numbering System

99(n)	Consent of KPMG LLP

99(r)	Powers of Attorney